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                                                                   EXHIBIT 10.11

                           SECOND AMENDMENT TO LEASE
                        BETWEEN WINDY PACIFIC PARTNERS
                        AND PACIFIC MAILING CORPORATION
                        -------------------------------



     THIS SECOND AMENDMENT TO LEASE (the "Amendment") is made and entered into as of May 28, 1996 by and between WINDY PACIFIC PARTNERS ("Lessor") and PACIFIC MAILING CORPORATION ("Lessee").

RECITALS
--------

     A. Lessor and Lessee are parties to that certain lease dated July 30, 1995, for a portion of the building on the real property commonly known as Lot #3, Dumbarton Business Center, Newark, California as amended by that certain First Amendment to Lease dated December 22, 1995 (collectively, the "Lease").

     B. Lessor and Lessee desire to amend the terms of the Lease as below set forth.

AGREEMENT
---------

         NOW, THEREFORE, Lessor and Lessee agree as follows:

         1.  Term.  Paragraph 50 of the Lease is hereby amended and restated
             ----
in its entirety to read as follows:

             50.  Term.  The term of this Lease shall commence May 28, 1996
                  ----
                  (the "Commencement Date") and end May 27, 2011 (the "Expiration Date").

         2.  Initial Base Rent.  Paragraph 51.1 of the Lease is hereby amended
             -----------------
and restated in its entirety to read as follows:

             51.1  Initial Base Rent.  Monthly Base Rent shall be an amount
                   -----------------
             equal to Fifteen Thousand Eight Hundred Fifty Seven Dollars ($15,857). Base Rent shall be payable on the first day of each month commencing on the Commencement Date. During the Additional Premises Lease Term, Lessee shall also pay additional Base Rent as provided in paragraph 62.


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         3.  Base Rent Paid Upon Execution; Security Deposit.  Paragraph 52 of
             -----------------------------------------------
the Lease is hereby amended and restated in its entirety to read as follows:

             52. Concurrently with the signing of this Lease, Lessee is paying the sum of $37,988, $19,752 of which is payment of the Base Rent from May 28, 1996 through June 30, 1996 and $18,236 of which is a security deposit to be held in accordance with paragraph 5.

The parties acknowledge that Lessee overpaid by $5,874, which amount Lessor shall promptly refund to Lessee.

         4.  Square Footage.  The Building contains approximately 76,956
             --------------
square feet and the Additional Premises (as defined in paragraph 62) contain approximately 38,478 square feet; provided, however, that there shall be no adjustment in the Base Rent or the other amounts payable by Lessee under this Lease in the event that the actual square footage is other than as set forth above.

         5.  Damage or Destruction.  Paragraph 9.6(b) of the Lease is hereby
             ---------------------
amended as follows: The phrase "after said 90 day period but" is hereby added before the word "Prior" on line 2 of said paragraph.

         6.  Subordination; Attornment; Non-Disturbance.  Paragraph 30.1 of
             ------------------------------------------
the Lease is hereby amended to add the following phrase at the end of the second sentence thereof: "and allow Lender thirty (30) days following receipt of such notice for the cure of such default before invoking any remedies Lessee may have by reason thereof."

         7.  Additional Premises.  Paragraph 62.2 of the Lease is hereby
             -------------------
amended and restated in its entirety to read as follows:

             62.2  Additional Premises Lease Term.  The Additional Premises
                   ------------------------------
             Lease Term shall commence May 28, 1996 and end May 27, 2001. For the duration of the Additional Premises Lease Term, Lessee's Share of Common Area Operating Expenses set forth in paragraph 1.6(b) shall be 100%.

         8.  Miscellaneous.  Except as amended herein, the Lease shall remain
             -------------
in full force and effect. Defined terms in the Lease shall have the same meaning in this Amendment unless otherwise defined herein. This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof.


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          IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment to Lease as of the date first set forth above.

                              LESSOR:

                              WINDY PACIFIC PARTNERS,
                              a general Partnership

                              By:  WINDY HILL INVESTMENT COMPANY,
                                   Its:  Managing Partner

                                   By:  /s/ William J. Hurwick
                                        -----------------------------------
                                        William J. Hurwick

                                   By:  CALIFORNIA PACIFIC COMMERCIAL
                                        CORPORATION
                                        a California corporation


                                        By:  /s/Dan McGanney, III
                                             -----------------------------
                                             Daniel J. McGanney, III


                              LESSEE:

                              PACIFIC MAILING CORPORATION,
                              a California corporation


                              By:  /s/Michael Tuite
                                   ---------------------------------------
                                   Its: President
                                        ----------------------------------


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